BOND





                                ADVANTUS BOND FUND, INC.

      SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2000

                                                       [LOGO]

     FIXED INCOME
                              [COVER GRAPHIC]

ADVANTUS BOND FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN SECURITIES          7

STATEMENT OF ASSETS AND
LIABILITIES                       10

STATEMENT OF OPERATIONS           11

STATEMENTS OF CHANGES IN NET
ASSETS                            12

NOTES TO FINANCIAL STATEMENTS     13

SHAREHOLDER SERVICES              18

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Americans are enjoying the longest period of economic expansion in U.S. history. This period of growth, which began in March of 1992, recorded its ninth year of uninterrupted growth in March. To date, the Federal Reserve's actions to slow the nation's growth engine have not dramatically impacted the upward trend. Despite the run-up in interest rates over the past year, housing starts and auto sales, indicators of a robust economy, remain strong.

Around the globe we are seeing economic growth accelerate, albeit at a modest pace. Asia is rapidly recovering from the economic debacle of the late 90s. The Bank of Japan has kept interest rates near zero to further assist that country's recovery. In Europe, the Central Bank raised rates to support a weak euro and guard against inflation. Latin American economies, such as Brazil, are showing signs of increasing strength (e.g., lower inflation, job creation). No country comes close to the sustained economic vigor of the U.S., but many of the world's economies are growing.

Volatility in the stock market was frequent and dramatic throughout the six-months, with the wildest of the ride coming in early April, shortly after this reporting period ended. The first calendar quarter of the new millennium was a time of contrasts. For the first two months, the broad market was slightly down, with the growth sector of technology rising and the value sectors of the market falling. March was a reversal, with a strong rally in traditional value stocks and a pullback in the technology arena, adding to the market tumult. Technology, however, continues to drive the increased spending in businesses. As tech spending increases, so does productivity.

Interest rates also showed a mixed picture. The Federal Reserve raised the Fed Funds rate five times between June 1999 and March 2000. Each time only .25 percent, a cumulative increase of 1.25 percent over this 10-month period. However, longer maturity Treasury bond prices rose and their yields declined as the U.S. Treasury used some of the budget surplus to begin buying back Treasury bonds. Meanwhile, corporate bond yields increased.

In the pages that follow, your Fund's portfolio manager will give you his insight on the Fund's performance for this reporting period. Also, we are pleased to announce that you can now access your Advantus Funds data online through the Advantus web site: www.advantusfunds.com. To learn how you can access your Advantus Fund information through our internet site, call Advantus Shareholder Services at 1-800-665-6005.

We value your business and want to make doing business with us as easy for you as possible. Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff
William N. Westhoff, President
Advantus Funds

ADVANTUS BOND FUND

PERFORMANCE UPDATE

[PHOTO]

WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
The Advantus Bond Fund is a
mutual fund designed for
investors seeking a high
level of current income
consistent with prudent
investment risk. The Fund
plans to achieve its
objective primarily by
investing in a diversified
portfolio of investment grade
short, intermediate and long-
term debt securities. The
Fund manager varies the
proportion of assets invested
in each maturity category
depending upon the evaluation
of market patterns and
economic trends by the Fund's
investment adviser.

  - Dividends declared daily and paid monthly.

  - Capital gains distributions paid annually.

PERFORMANCE
The Advantus Bond Fund's performance for the six-month period ended March 31, 2000, for each class of shares offered was as follows:

CLASS A..........................        2.28 PERCENT*
CLASS B..........................        1.98 PERCENT*
CLASS C..........................        2.09 PERCENT*

The Fund's benchmark, the Lehman Brothers Government/Corporate Bond Index,** returned 2.25 percent for the same period.

PERFORMANCE ANALYSIS

After a year of steadily rising interest rates, the tide began to turn at the longer end of the yield curve. The yield on the thirty year U.S. Treasury Bonds fell 22 basis points, but yields on two-year to ten-year notes increased anywhere from 14 to 88 basis points. Longer maturity Treasury securities benefited from the continued low inflationary environment, the strong fiscal situation of the United States, and the government's decision to begin buying back its longer maturity debt. Laws of supply (less Treasury issuance) and demand (government buying back debt), provided a bullish backdrop for long term Treasury securities. Interest rates at the short end of the yield curve were a different story as the Federal Reserve continued to systematicaly push short-term rates higher in an effort to cool a very strong economy.

During the past six months, the Federal Reserve raised the Fed Funds rate by 25 basis points on three occasions. All of this activity produced an inverted yield curve where short-term interest rates are higher than long term interest rates. At period end, the peak yield on the curve was the two-year Treasury note (6.48 percent) while the thirty-year bond was yielding just 5.84 percent.

U.S Treasury securities were the star performers within the fixed income universe. As a broad group, they returned 3.02 percent for the six-month period, while thirty-year Treasury bonds returned 4.64 percent. Returns on corporate bonds and mortgage-backed securities (spread sectors) trailed significantly as their credit spreads widened to relative to Treasury securities. Corporate bonds returned 1.46 percent while mortgage-backed securities generated a 1.77 percent total return. For the second half of the reporting period, they under-performed Treasuries by 1.56 percent and 1.25 percent respectively. The magnitude of the under-performance is extreme but reflective of current investor sentiment.

Corporate bonds have been negatively impacted by a multitude of factors: the inversion of the yield curve, increased event risk through potential mergers and acquisitions, heavy issuance of new corporate debt, higher default rates, wider swap spreads, a volatile stock market and the Federal Reserve tightening monetary policy. Meanwhile, U.S. Treasuries are rallying because there will be less supply in the years ahead and the government has instituted a buy back program to retire some of their bonds early.

Our critical strategic portfolio decision early this year was to reduce exposure to long corporate bonds and replace them with long U.S. Treasury securities. Thirty-year corporate bonds of Lockheed Martin, Tyco International, and Hydro-Quebec were sold and the proceeds went into thirty-year Treasuries. Other intermediate maturity corporate notes were sold and proceeds were used to increase the dollar allocation to the U.S. Treasury sector. The Treasury component of the portfolio was increased to 23.3 percent from 15.2 percent. These moves still left the portfolio under-weighted Treasuries, but much more in line with our benchmark index. From a duration standpoint, the portfolio has been two to five percent longer than the benchmark index and this has enhanced returns as long-term interest rates have fallen.

OUTLOOK
We will continue to make U.S. Treasury securities a significant contributor to the overall portfolio holdings. The fundamental and technical reasons that make this sector attractive will likely continue into the next quarter. We will own long maturity assets in the Treasury market, and look to add yield through spread product in shorter duration assets.

We anticipate that the themes developing in the past few months will continue to unfold as we move through the remainder of the year. The inverted yield curve will stay intact as long as the economy remains strong and the Federal Reserve continues its vigilant fight on inflation. As the Federal Reserve continues to push up short-term interest rates to slow economic growth, the long end celebrates in its inflation fighting activity. We feel that this action coupled with fiscal surpluses will keep long-term U.S. Treasury interest rates low in the months ahead. In our opinion spread product will continue to languish until spreads widen enough to attract buyers. Corporate bonds are currently fighting an uphill climb against a jittery stock market, an inverted yield curve and a Federal Reserve willing to raise short-term interest rates. Based on current trends, it appears that U.S. Treasury notes will continue to perform well in the months ahead as long-term interest rates ratchet lower.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 4.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. If these charges were reflected, performance would be reduced. Investment returns and principle value will fluctuate so that when redeemed, shares may be worth more or less than originally invested.
**The Lehman Brothers Government/Corporate Bond Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and the Lehman Brothers Corporate Bond Index which includes all publicly issued fixed rate, nonconvertible domestic corporate debt.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                       INVESTMENT IN ADVANTUS BOND FUND,
                LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX
                            AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Bond Fund compared to the Lehman Brothers Government/Corporate Bond Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1990 through March 31, 2000. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Bond Fund (August 19, 1994 and March 1, 1995 for Class B and C, respectively) through March 31, 2000.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                      -3.73%
Five year                      5.35%
Ten year                       6.83%

                                  Lehman Brothers
                             Government/Corporate
            Class A     CPI            Bond Index
3/31/1990    10,000  10,000                10,000
10/31/1990   10,035  10,357                10,561
10/31/1991   11,505  10,660                12,184
10/31/1992   12,741  11,002                13,468
10/31/1993   14,530  11,297                15,338
9/30/1994    13,560  11,638                14,646
9/30/1995    15,601  11,894                16,499
9/30/1996    16,230  12,252                17,241
9/30/1997    17,946  12,523                18,896
9/30/1998    19,515  12,702                22,779
9/30/1999    19,054  13,036                22,676
3/31/2000    19,353  13,292                23,186

(Thousands)

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                      -4.94%
Five year                      5.28%
Since inception (8/19/94)      5.27%

                                 Lehman Brothers
                            Government/Corporate
           Class B     CPI            Bond Index
8/19/1994   10,000  10,000                10,000
9/30/1994    9,876  10,067                 9,853
9/30/1995   10,801  10,289                11,099
9/30/1996   11,252  10,598                11,599
9/30/1997   12,480  10,833                12,712
9/30/1998   13,610  10,987                14,228
9/30/1999   13,200  11,276                14,164
3/31/2000   13,345  11,498                14,483

(Thousands)

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                      0.05%
Five year                     5.45%
Since inception (3/1/95)      5.39%

                                 Lehman Brothers
                            Government/Corporate
           Class C     CPI            Bond Index
3/1/1995    10,000  10,000                10,000
9/30/1995   10,925  10,146                10,939
9/30/1996   11,265  10,450                11,431
9/30/1997   12,348  10,682                12,529
9/30/1998   13,372  10,834                14,023
9/30/1999   12,909  11,119                13,960
3/31/2000   13,063  11,338                14,274

(Thousands)

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 4.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Had these charges been reflected, performance would be reduced. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST BOND HOLDINGS

                                                         MARKET      % OF BOND
COMPANY                                                  VALUE       PORTFOLIO
-------                                               ------------   ---------
U.S. Treasury Bond - 5.250%, 02/15/29...............  $ 2,531,025      11.8%
U.S. Treasury Note - 3.625%, 07/15/02...............    1,575,102       7.4%
FNMA - 6.500%, 08/15/04.............................    1,222,157       5.7%
Valero Energy Corporation - 7.375%, 03/15/06........      948,856       4.4%
PNC Bank Corporation - 6.728%, 01/25/07.............      883,629       4.1%
Morgan Stanley Dean Witter - 6.875%, 03/01/07.......      865,670       4.1%
Time Warner, Inc. - 9.125%, 01/15/13................      826,818       3.9%
Enron Corporation - 6.725%, 11/17/08................      813,271       3.8%
U.S. Treasury Bond - 6.840%, 11/15/04...............      782,627       3.7%
Crown Cork & Seal Company, Inc. - 7.125%, 09/01/02..      779,191       3.6%
                                                      -----------      ----
                                                      $11,228,346      52.5%
                                                      ===========      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury                      23.2%
BB rated                            2.6%
Government Agencies                10.6%
Cash and Other Assets/Liabilities   6.9%
A rated                            16.2%
Preferred Stock                     4.8%
BBB rated                          28.0%
AAA rated                           7.7%

                                                              ADVANTUS BOND FUND
                                                       INVESTMENTS IN SECURITIES

                                                                  MARCH 31, 2000

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(A)
---------                                                                           -----------
LONG-TERM DEBT SECURITIES (88.3%)
  GOVERNMENT OBLIGATIONS (33.8%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (30.0%)
      Federal National Mortgage Association (FNMA) (6.0%)
$1,250,000   .................................................  6.500%    08/15/04  $ 1,222,157
   237,943   .................................................  7.000%    07/01/29      228,749
                                                                                    -----------
                                                                                      1,450,906
                                                                                    -----------
      Government National Mortgage Association (GNMA) (.8%)
    67,845   .................................................  7.000%    04/15/22       66,251
   133,532   .................................................  7.000%    03/15/23      130,205
                                                                                    -----------
                                                                                        196,456
                                                                                    -----------
      U.S. Treasury (23.2%)
 1,050,000   Bond.............................................  6.840%    11/15/04      782,627
 2,825,000   Bond.............................................  5.250%    02/15/29    2,531,025
   750,000   Bond.............................................  6.000%    02/15/26      741,563
 1,500,000   Note.............................................  3.625%    07/15/02    1,575,102
                                                                                    -----------
                                                                                      5,630,317
                                                                                    -----------
    STATE AND LOCAL GOVERNMENT OBLIGATIONS (1.4%)
   225,000   California Housing Finance Agency................  8.160%    02/01/28      229,306
   102,000   Wyoming Community Development....................  6.850%    06/01/10      100,180
                                                                                    -----------
                                                                                        329,486
                                                                                    -----------
    OTHER GOVERNMENT OBLIGATIONS (2.4%)
   600,000   Government of Canada (b).........................  6.375%    11/30/04      583,130
                                                                                    -----------
             Total government obligations (cost: $7,948,013)......................    8,190,295
                                                                                    -----------
  CORPORATE OBLIGATIONS (54.5%)
    BASIC MATERIALS (7.0%)
      Chemicals (4.9%)
   500,000   BF Goodrich Company..............................  6.600%    05/15/09      454,901
   750,000   IMC Global, Inc..................................  6.625%    10/15/01      735,552
                                                                                    -----------
                                                                                      1,190,453
                                                                                    -----------
      Paper and Forest (2.1%)
   500,000   International Paper Company......................  6.875%    07/10/00      498,969
                                                                                    -----------
    CAPITAL GOODS (5.8%)
      Aerospace/Defense (2.6%)
   750,000   Raytheon Company.................................  6.400%    12/15/18      622,545
                                                                                    -----------
      Containers-Metal/Glass (3.2%)
   800,000   Crown Cork & Seal Company, Inc...................  7.125%    09/01/02      779,191
                                                                                    -----------
    CONSUMER CYCLICAL (5.6%)
      Auto (.9%)
   250,000   Federal Mogul Corporation........................  7.500%    07/01/04      217,488
                                                                                    -----------

              See accompanying notes to investments in securities.

ADVANTUS BOND FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(A)
---------                                                                           -----------
CORPORATE OBLIGATIONS--CONTINUED
      Building Materials (1.8%)
$  450,000   Masco Corporation................................  6.125%    09/15/03  $   435,989
                                                                                    -----------
      Hardware and Tools (2.9%)
   750,000   The Stanley Works................................  5.750%    03/01/04      705,392
                                                                                    -----------
    CONSUMER STAPLES (7.1%)
      Beverage (2.0%)
   500,000   Anheuser-Busch Companies, Inc....................  7.100%    06/15/07      489,847
                                                                                    -----------
      Broadcasting (1.7%)
   450,000   British Sky Broadcasting (b)....................   6.875%    02/23/09      408,285
                                                                                    -----------
      Entertainment (3.4%)
   750,000   Time Warner, Inc.................................  9.125%    01/15/13      826,818
                                                                                    -----------
    ENERGY (3.9%)
      Oil & Gas (3.9%)
 1,000,000   Valero Energy Corporation........................  7.375%    03/15/06      948,856
                                                                                    -----------
    FINANCIAL (16.8%)
      Banks (2.6%)
   700,000   St. George Bank-144A Issue (b)(c)...............   8.485%    12/31/49      629,612
                                                                                    -----------
      Finance-Diversified (4.0%)
   500,000   General Electric Capital Corporation.............  6.290%    12/15/01      492,563
   525,000   National Collegiate..............................  7.240%    09/20/14      485,132
                                                                                    -----------
                                                                                        977,695
                                                                                    -----------
      Investment Bankers/Brokers (3.6%)
   900,000   Morgan Stanley Dean Witter.......................  6.875%    03/01/07      865,670
                                                                                    -----------
      Mortgage Revenue Bonds (4.7%)
   300,000   CFSB Finance Company-144A Issue (c).............   5.977%    11/15/05      252,469
   900,000   PNC Bank Corporation.............................  6.728%    01/25/07      883,629
                                                                                    -----------
                                                                                      1,136,098
                                                                                    -----------
      Real Estate Investment Trust (1.9%)
   500,000   Security Capital Pacific Trust...................  7.500%    02/15/14      462,592
                                                                                    -----------
    TECHNOLOGY (1.9%)
   500,000   Computer Associates International................  6.375%    04/15/05      469,512
                                                                                    -----------
    UTILITIES (6.4%)
      Electric Companies (3.0%)
   750,000   Edison International.............................  6.875%    09/15/04      727,451
                                                                                    -----------
      Natural Gas (3.4%)
   880,000   Enron Corporation................................  6.725%    11/17/08      813,271
                                                                                    -----------
             Total corporate obligations (cost: $13,806,866)......................   13,205,734
                                                                                    -----------
             Total long-term debt securities (cost: $21,754,879)..................   21,396,029
                                                                                    -----------

              See accompanying notes to investments in securities.

                                                              ADVANTUS BOND FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                    MARKET
SHARES                                                                             VALUE(A)
------                                                                            -----------
PREFERRED STOCK (4.8%)
  FINANCIAL (4.8%)
    Real Estate Investment Trust (4.8%)
$   16,000   Duke Realty Investments, Inc. - 7.99%............                    $   718,000
    10,000   Prologis Trust - 8.54%...........................                        438,750
                                                                                  -----------
                                                                                    1,156,750
                                                                                  -----------
             Total preferred stock (cost: $1,301,672).........                      1,156,750
                                                                                  -----------

PRINCIPAL
---------
SHORT-TERM SECURITIES (4.1%)
$  645,816   Federated Money Market Obligation Trust--Prime
              Obligation Fund, current rate...................  5.890%                 645,816
   350,000   U.S. Treasury Bill...............................  5.835%  06/08/2000     346,329
                                                                                    ----------
             Total short-term securities (cost: $992,052).........................     992,145
                                                                                    ----------
             Total investments in securities (cost: $24,048,603) (d)..............  $23,544,924
                                                                                    ==========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 6.7% of net assets in foreign securities as of March 31, 2000.
(c) Represents ownership in a restricted security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at March 31, 2000, which includes acquistion date and cost, is as follows:

                                                                            ACQUISTION
   SECURITY:                                                                   DATE          COST
   ---------                                                                ----------  --------------
   St. George Bank 144A Issue.............................................   06/12/97   $     700,000
   CSFB Finance Company 144A Issue........................................   05/15/96         291,938
                                                                                        -------------
                                                                                        $     991,938
                                                                                        =============

(d) At March 31, 2000 the cost of securities for federal income tax purposes was $24,206,527. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation.                                                       $      113,546
  Gross unrealized depreciation......................................................        (775,149)
                                                                                       --------------
  Net unrealized depreciation........................................................  $     (661,603)
                                                                                       ==============

ADVANTUS BOND FUND
STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2000

(UNAUDITED)

                      ASSETS
Investments in securities, at market
 value - see accompanying schedule for
 detailed listing
 (identified cost: $24,048,603)........  $23,544,924
Cash in bank on demand deposit.........      42,035
Receivable for Fund shares sold........         285
Receivable for investment securities
 sold..................................     444,767
Accrued interest receivable............     268,111
Other receivables......................         578
                                         ----------
    Total assets.......................  24,300,700
                                         ----------
                    LIABILITIES
Payable for investment securities
 purchased.............................       2,543
Payable for Fund shares redeemed.......      15,100
Dividends payable to shareholders......      34,820
Payable to Adviser.....................      28,962
                                         ----------
    Total liabilities..................      81,425
                                         ----------
Net assets applicable to outstanding
 capital stock.........................  $24,219,275
                                         ==========
Represented by:
  Capital stock - authorized 10 billion
  shares (Class A - 2 billion shares,
  Class B - 2 billion shares,
  Class C - 2 billion shares and
  4 billion shares unallocated) of $.01
  par value............................  $   25,293
  Additional Paid-in Capital...........  26,531,730
  Undistributed net investment
  income...............................          72
  Accumulated net realized losses from
  investments..........................  (1,834,141)
  Unrealized depreciation on
  investments..........................    (503,679)
                                         ----------
    Total - representing net assets
    applicable to outstanding capital
    stock..............................  $24,219,275
                                         ==========
Net assets applicable to outstanding
 Class A shares........................  $16,181,255
                                         ==========
Net assets applicable to outstanding
 Class B shares........................  $6,760,611
                                         ==========
Net assets applicable to outstanding
 Class C shares........................  $1,277,409
                                         ==========
Shares outstanding and net asset value
 per share:
  Class A - Shares outstanding
  1,690,876............................  $     9.57
                                         ==========
  Class B - Shares outstanding
  704,757..............................  $     9.59
                                         ==========
  Class C - Shares outstanding
  133,615..............................  $     9.56
                                         ==========

                See accompanying notes to financial statements.

                                                              ADVANTUS BOND FUND
                                                         STATEMENT OF OPERATIONS
                                   PERIOD FROM OCTOBER 1, 1999 TO MARCH 31, 2000

                                                                     (UNAUDITED)

Investment income:
  Interest.............................  $  846,629
  Dividends............................      84,009
                                         ----------
      Total investment income..........     930,638
                                         ----------
Expenses (note 4):
  Investment advisory fee..............      90,937
  Rule 12b-1 - Class A.................      21,577
  Rule 12b-1 - Class B.................      36,601
  Rule 12b-1 - Class C.................       6,999
  Administrative services fee..........      37,200
  Custodian fees.......................       2,419
  Auditing and accounting services.....       7,419
  Legal fees...........................       4,000
  Directors' fees......................         263
  Registration fees....................      18,073
  Printing and shareholder reports.....      29,130
  Insurance............................       1,722
  Other................................       1,477
                                         ----------
      Total expenses...................     257,817
                                         ----------
  Less fees and expenses waived or
    absorbed by Adviser:
    Other fund expenses................     (75,721)
                                         ----------
      Total net expenses...............     182,096
                                         ----------
      Investment income - net..........     748,542
                                         ----------
Realized and unrealized gains (losses)
  on investments:
  Net realized losses on investments
    (note 3)...........................  (1,013,903)
  Net change in unrealized appreciation
    or depreciation on investments.....     593,308
                                         ----------
      Net losses on investments........    (420,595)
                                         ----------
Net increase in net assets resulting
  from operations......................  $  327,947
                                         ==========

                See accompanying notes to financial statements.

ADVANTUS BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 1999 TO MARCH 31, 2000 AND YEAR ENDED SEPTEMBER 30, 1999

(UNAUDITED)

                                            2000         1999
                                         -----------  -----------
Operations:
  Investment income - net..............  $   748,542  $ 1,522,744
  Net realized loss on investments.....   (1,013,903)    (805,332)
  Net change in unrealized appreciation
    or depreciation on investments.....      593,308   (1,512,901)
                                         -----------  -----------
      Increase (decrease) in net assets
        resulting from operations......      327,947     (795,489)
                                         -----------  -----------
Distributions to shareholders from:
  Investment income - net:
    Class A............................     (519,696)  (1,023,784)
    Class B............................     (192,099)    (403,884)
    Class C............................      (36,675)     (97,744)
  Net realized gains on investments:
    Class A............................           --     (350,337)
    Class B............................           --     (160,988)
    Class C............................           --      (36,465)
                                         -----------  -----------
      Total distributions..............     (748,470)  (2,073,202)
                                         -----------  -----------
Capital share transactions: (notes 4
  and 5):
  Proceeds from sales:
    Class A............................    1,166,616    3,097,303
    Class B............................      382,616    2,270,139
    Class C............................       25,009    1,123,725
  Proceeds from issuance of shares as a
    result of reinvested dividends:
    Class A............................      351,141      973,836
    Class B............................      165,225      519,553
    Class C............................       35,121      127,664
  Payments for redemption of shares:
    Class A............................   (2,899,694)  (3,818,402)
    Class B............................   (1,844,396)  (2,672,428)
    Class C............................     (352,688)  (1,543,002)
                                         -----------  -----------
      (Decrease) increase in net assets
        from capital share
        transactions...................   (2,971,050)      78,388
                                         -----------  -----------
      Total decrease in net assets.....   (3,391,573)  (2,790,303)
Net assets at beginning of period......   27,610,848   30,401,151
                                         -----------  -----------
Net assets at end of period............  $24,219,275  $27,610,848
                                         ===========  ===========

                See accompanying notes to financial statements.

                                                              ADVANTUS BOND FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 2000
                                                                     (UNAUDITED)

(1) ORGANIZATION
    The Advantus Bond Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS BOND FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)
  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period ended March 31, 2000, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $20,255,991 and $23,864,454, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital (Advantus Capital or the Adviser), a wholly owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (PFPC Global Fund Services, formerly First Data Investor Services Group). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. Prior to February 1, 1999, the Class A Plan provided for a distribution fee up to
 .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C
1.00 percent fees are comprised of a .75 percent distribution fee and a .25 percent service fee.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

                                                              ADVANTUS BOND FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)
    The Fund has entered into a shareholder and administrative services agreement with Minnesota Life Insurance Company (Minnesota Life). Under this agreement, the Fund pays an administrative service fee equal to $6,200 per month to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to August 1, 1999, the administrative services fee was $5,700 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the fund's operating expenses and the Fund in turn reimburses Advantus Capital. During the period ended March 31, 2000, Advantus Capital voluntarily agreed to absorb $75,721 in expenses that were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $28,886.

    As of March 31, 2000, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 388,853 Class A shares which represents
23.0 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,825.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the period ended March 31, 2000 and the year ended September 30, 1999 were as follows:

                                                  CLASS A               CLASS B               CLASS C
                                            -------------------   -------------------   -------------------
                                              2000       1999       2000       1999       2000       1999
                                            --------   --------   --------   --------   --------   --------
Sold......................................   120,845    303,385     40,103    221,815     2,623     109,953
Issued for reinvested distributions.......    36,813     97,068     17,206     51,177     3,684      12,601
Redeemed..................................  (304,064)  (380,350)  (191,746)  (264,176)  (36,966)   (153,901)
                                            --------   --------   --------   --------   -------    --------
                                            (146,406)    20,103   (134,437)     8,816   (30,659)    (31,347)
                                            ========   ========   ========   ========   =======    ========

(6) RESTRICTED SECURITIES
    At March 31, 2000, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10 percent of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted securities held by the Fund at March 31, 2000 was $882,081 which represents 3.6 percent of net assets.

ADVANTUS BOND FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(7) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                    CLASS A
                                         -------------------------------------------------------------
                                         PERIOD FROM
                                         OCTOBER 1,
                                           1999 TO
                                          MARCH 31,               YEAR ENDED SEPTEMBER 30,
                                            2000      ------------------------------------------------
                                         (UNAUDITED)    1999      1998      1997      1996    1995(A)
                                         -----------  --------  --------  --------  --------  --------
Net asset value, beginning of period...    $  9.71    $ 10.69   $ 10.43   $ 10.03   $ 10.24   $  9.50
                                           -------    -------   -------   -------   -------   -------
Income from investment operations:
  Net investment income................        .29        .54       .59       .63       .62       .64
  Net gains (losses) on securities
    (both realized and unrealized).....       (.14)      (.79)      .30       .40      (.22)      .74
                                           -------    -------   -------   -------   -------   -------
    Total from investment operations...        .15       (.25)      .89      1.03       .40      1.38
                                           -------    -------   -------   -------   -------   -------
Less distributions:
  Dividends from net investment
    income.............................       (.29)      (.54)     (.60)     (.63)     (.61)     (.64)
  Distributions from net realized
    gains..............................          -       (.19)     (.03)        -         -         -
                                           -------    -------   -------   -------   -------   -------
    Total distributions................       (.29)      (.73)     (.63)     (.63)     (.61)     (.64)
                                           -------    -------   -------   -------   -------   -------
Net asset value, end of period.........    $  9.57    $  9.71   $ 10.69   $ 10.43   $ 10.03   $ 10.24
                                           =======    =======   =======   =======   =======   =======
Total return (c).......................       2.28%     (2.36)%    8.75%    10.57%     4.03%    15.05%
Net assets, end of period (in
  thousands)...........................    $16,181    $17,846   $19,419   $17,122   $16,528   $15,315
Ratio of expenses to average daily net
  assets (d)...........................       1.15%(e)    1.15%    1.10%     1.00%     1.00%     1.00%
Ratio of net investment income (loss)
  to average daily net assets (d)......       6.01%(e)    5.41%    5.55%     6.18%     6.08%     6.58%
Portfolio turnover rate (excluding
  short-term securities)...............       80.8%     211.9%    237.2%    180.5%    222.6%    270.7%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Adviser and Distributor voluntarily absorbed or waived $75,721, $115,756, $119,092, $129,031, $120,750 and $129,155 in expenses for the period ended March 31, 2000, the years ended September 30, 1999, 1998, 1997, 1996 and 1995, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.73%, 1.55%, 1.58%, 1.64%, 1.68% and 1.88%, respectively, and the ratio of net investment income to average daily net assets would have been 5.43%, 5.01%, 5.07%, 5.54%, 5.40% and 5.70%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.48%, 2.28%, 2.28%, 2.34%, 2.38% and 2.56%, respectively, and the ratio of net investment income to average daily net assets would have been 4.66%, 4.26%, 4.40%, 4.88%, 4.71% and 4.95%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.48%, 2.28%, 2.28%, 2.34%, 2.38% and 2.56%, respectively, and the ratio of net investment income to average daily net assets would have been 4.66%, 4.26%, 4.43%, 4.86%, 4.72% and 4.88%, respectively.
(e)  Adjusted to an annual basis.

                                                              ADVANTUS BOND FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                                   CLASS B                               CLASS C
                                         ------------------------------------------------------------  -----------
                                         PERIOD FROM                                                   PERIOD FROM
                                         OCTOBER 1,                                                    OCTOBER 1,
                                           1999 TO                                                       1999 TO
                                          MARCH 31,              YEAR ENDED SEPTEMBER 30,               MARCH 31,
                                            2000      -----------------------------------------------     2000
                                         (UNAUDITED)    1999      1998      1997      1996    1995(A)  (UNAUDITED)
                                         -----------  --------  --------  --------  --------  -------  -----------
Net asset value, beginning of period...    $ 9.74      $10.71    $10.43    $10.02    $10.23   $ 9.50     $ 9.70
                                           ------      ------    ------    ------    ------   ------     ------
Income from investment operations:
  Net investment income................       .25         .47       .51       .54       .53      .55        .25
  Net gains (losses) on securities
    (both realized and unrealized).....      (.15)       (.78)      .31       .41      (.21)     .73       (.14)
                                           ------      ------    ------    ------    ------   ------     ------
    Total from investment operations...       .10        (.31)      .82       .95       .32     1.28        .11
                                           ------      ------    ------    ------    ------   ------     ------
Less distributions:
  Dividends from net investment
    income.............................      (.25)       (.47)     (.51)     (.54)     (.53)    (.55)      (.25)
  Distributions from net realized
    gains..............................         -        (.19)     (.03)        -         -        -          -
                                           ------      ------    ------    ------    ------   ------     ------
    Total distributions................      (.25)       (.66)     (.54)     (.54)     (.53)    (.55)      (.25)
                                           ------      ------    ------    ------    ------   ------     ------
Net asset value, end of period.........    $ 9.59      $ 9.74    $10.71    $10.43    $10.02   $10.23     $ 9.56
                                           ======      ======    ======    ======    ======   ======     ======
Total return (c).......................      1.98%      (2.98)%    8.09%     9.72%     3.13%   13.92%      2.09%
Net assets, end of period (in
  thousands)...........................    $6,761      $8,171    $8,894    $6,263    $3,532   $1,142     $1,277
Ratio of expenses to average daily net
  assets (d)...........................      1.90%(e)    1.90%     1.90%     1.90%     1.90%    1.90%      1.90%(e)
Ratio of net investment income (loss)
  to average daily net assets (d)......      5.24%(e)    4.64%     4.78%     5.32%     5.19%    5.61%      5.24%(e)
Portfolio turnover rate (excluding
  short-term securities)...............      80.8%      211.9%    237.2%    180.5%    222.6%   270.7%      80.8%

                                                                CLASS C
                                         -----------------------------------------------------

                                                                                  PERIOD FROM
                                                                                   MARCH 1,
                                                YEAR ENDED SEPTEMBER 30,          1995(B) TO
                                         --------------------------------------  SEPTEMBER 30,
                                           1999      1998      1997      1996        1995
                                         --------  --------  --------  --------  -------------
Net asset value, beginning of period...   $10.68    $10.42    $10.02    $10.23      $ 9.67
                                          ------    ------    ------    ------      ------
Income from investment operations:
  Net investment income................      .47       .51       .54       .52         .33
  Net gains (losses) on securities
    (both realized and unrealized).....     (.79)      .29       .40      (.21)        .55
                                          ------    ------    ------    ------      ------
    Total from investment operations...     (.32)      .80       .94       .31         .88
                                          ------    ------    ------    ------      ------
Less distributions:
  Dividends from net investment
    income.............................     (.47)     (.51)     (.54)     (.52)       (.32)
  Distributions from net realized
    gains..............................     (.19)     (.03)        -         -           -
                                          ------    ------    ------    ------      ------
    Total distributions................     (.66)     (.54)     (.54)     (.52)       (.32)
                                          ------    ------    ------    ------      ------
Net asset value, end of period.........   $ 9.70    $10.68    $10.42    $10.02      $10.23
                                          ======    ======    ======    ======      ======
Total return (c).......................    (3.10)%    7.89%     9.61%     3.11%       9.26%
Net assets, end of period (in
  thousands)...........................   $1,594    $2,089    $  899    $  665      $  112
Ratio of expenses to average daily net
  assets (d)...........................     1.90%     1.90%     1.90%     1.90%       1.90%(e)
Ratio of net investment income (loss)
  to average daily net assets (d)......     4.64%     4.81%     5.30%     5.20%       5.54%(e)
Portfolio turnover rate (excluding
  short-term securities)...............    211.9%    237.2%    180.5%    222.6%      270.7%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Adviser and Distributor voluntarily absorbed or waived $75,721, $115,756, $119,092, $129,031, $120,750 and $129,155 in expenses for the period ended March 31, 2000, the years ended September 30, 1999, 1998, 1997, 1996 and 1995, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.73%, 1.55%, 1.58%, 1.64%, 1.68% and 1.88%, respectively, and the ratio of net investment income to average daily net assets would have been 5.43%, 5.01%, 5.07%, 5.54%, 5.40% and 5.70%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.48%, 2.28%, 2.28%, 2.34%, 2.38% and 2.56%, respectively, and the ratio of net investment income to average daily net assets would have been 4.66%, 4.26%, 4.40%, 4.88%, 4.71% and 4.95%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.48%, 2.28%, 2.28%, 2.34%, 2.38% and 2.56%, respectively, and the ratio of net investment income to average daily net assets would have been 4.66%, 4.26%, 4.43%, 4.86%, 4.72% and 4.88%, respectively.
(e)  Adjusted to an annual basis.

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check

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
from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.7 billion in assets in addition to $10.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

   THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS. THIS MAY BE USED AS SALES
                                 LITERATURE IN
          CONNECTION WITH THE OFFER OR SALE OF THE ADVANTUS BOND FUND
        IF PRECEDED OR ACCOMPANIED BY (A) THE CURRENT PROSPECTUS FOR THE
                    ADVANTUS BOND FUND, AND (B) THE CURRENT
                    ADVANTUS MUTUAL FUND PERFORMANCE REPORT.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                     [LOGO]

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                               PRESORTED STANDARD
400 ROBERT STREET NORTH                                        U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                          ST. PAUL, MN
                                                                PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48644 Rev. 5-2000